Restructuring Charge	12 Months Ended
Dec. 31, 2015
Restructuring and Related Activities [Abstract]
Restructuring Charge
10.	Restructuring Charge

During the year ended December 31, 2013, the Partnership recognized a restructuring charge of $1.6 million, relating to the reorganization of the Partnership’s shuttle tanker marine operations and a restructuring charge of $0.4 million, relating to the reorganization of the Partnership’s conventional tanker marine operations. The purpose of the restructuring was to create better alignment with the Partnership’s marine operations resulting in a lower cost organization going forward. Both reorganizations were completed in 2013.

During the year ended December 31, 2013, the Partnership incurred $0.6 million of restructuring charges related to the reflagging of one shuttle tanker which commenced in September 2013 and was completed in October 2013.